SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2005

Delta Oil & Gas, Inc.
---------------------------
(Exact name of registrant as specified in its charter)

Colorado                                                                                       333-82636          91-2102350
(State or other                                                  (Commission File Number)                                               (IRS Employer
jurisdiction of incorporation)                                                                                  Identification Number)

1122 6th Avenue
Seattle, Washington                                                                                                                                                 98109
(Address of principal executive offices)                                                                 (Zip Code)

Registrant’s telephone number, including area code (604) 506-4243

_____________________________                                                _______________
(Former name or former address,                                                                                            (Zip Code)
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 -- REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01     Entry into a Material Definitive Agreement

On November 26, 2004, Delta Oil and Gas Inc., (the “Company”) through its wholly owned Canadian subsidiary, Delta Oil & Gas (Canada), Inc., entered into two agreements (the “Agreements”) with Win Energy Corporation, (“Win”) an Alberta based Oil & Gas Exploration Company, in order to acquire an interest in lands and leases owned by Win. On or about January 25, 2005, the Company paid Win the full purchase price set forth in the Agreements and acquired a working interest in two prospective properties known as Todd Creek and Hillspring. Both properties are located approximately 90 miles south of Calgary, Alberta in the Southern Alberta Foothills belt.

Todd Creek (Twp. 9 Range 2W5)

The Company has acquired a 20% working interest in 13.75 sections of land (8800 acres) in Todd Creek for the purchase price of $597,263 (US dollars). The Company also has an option to acquire an additional 15% interest in 7 additional sections of land (4,480 acres). The option terminates on December 31, 2006.

Included in the acquisition is a test well that has been drilled and cased. Under the terms of this agreement, Win shall assume all costs of drilling and completing or abandoning the test well up to gross costs of $1,330,000. Thereafter, the Company will assume responsibility for 20% of all costs, risks, and expenses relating to the test well.

Hillspring Prospect (Twp. 5, 6 Range 29-30W4M)

The Company has acquired a 10% working interest in one section of land (640 acres) in Hillspring for the purchase price of $414,766 (US dollars). The Company also has an option to acquire an additional 10% working interest in 1.25 sections in the immediate area. This option terminates on July 1, 2005.

The Agreements and amendments are attached to this current report as exhibits.

SECTION 2 - FINANCIAL INFORMATION

None

SECTION 3 - SECURITIES AND TRADING MARKETS

           None

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

None

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

None

SECTION 6 - RESERVED

None

SECTION 7 - REGULATION FD

None

SECTION 8 - OTHER EVENTS

            None

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

            10.1 Agreement to acquire an interest in Todd Creek
            10.2 Agreement to acquire an interest in Hillspring
            10.3 Amendment to Todd Creek and Hillspring agreements

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Delta Oil & Gas, Inc.

   /s/ Douglas Bolen
Douglas Bolen
Chief Executive Officer, Chief Financial Officer, and Director

Date:    February 15, 2005

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